Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Revenues
Products	$ 125,729	$ 101,953	$ 100,818
Services	16,644	12,135	7,876
Total revenues	142,373	114,088	108,694
Cost of revenues
Products	53,303	46,480	46,483
Services	19,201	13,497	12,801
Total cost of revenues	72,504	59,977	59,284
Gross profit	69,869	54,111	49,410
Operating expenses:
Research and development	21,912	20,834	17,383
Selling and marketing	25,596	21,279	18,338
General and administrative	16,436	13,578	12,259
Restructuring	321	503
Total operating expenses	64,265	56,194	47,980
Operating income (loss)	5,604	(2,083)	1,430
Finance income, net	1,433	452	46
Income (loss) before taxes on income (tax benefit)	7,037	(1,631)	1,476
Taxes on income (tax benefit)	(5,392)	384	648
Net income (loss)	$ 12,429	$ (2,015)	$ 828
Basic net earnings (losses) per share	$ 0.36	$ (0.06)	$ 0.03
Diluted net earnings (losses) per share	$ 0.35	$ (0.06)	$ 0.03